Debt	9 Months Ended	12 Months Ended
	Oct. 27, 2012	Jan. 28, 2012
Debt
Debt

Note 2.  Debt

Our outstanding debt is detailed in the table below.  We were in compliance with the terms and conditions of all debt agreements for all periods presented.

	October 27, 2012	January 28, 2012	October 29, 2011	Interest Rate
	(in millions)

Senior secured term loan	$1,787	$1,996	$1,996	Variable
Senior notes	1,008	795	795	7.750%
Senior subordinated notes	393	393	393	11.375%
Subordinated discount notes	180	306	327	13.000%
Asset-based revolving credit facility	—	—	—	Variable

Total debt	3,368	3,490	3,511

Less current portion	180	127	135

Long-term debt	$3,188	$3,363	$3,376

Senior Secured Term Loan Facility

On September 27, 2012, we used the net proceeds from the issuance of the Additional Senior Notes (as defined below) to prepay approximately $209 million of our B-1 Term Loans under our Senior Secured Term Loan Facility. In accordance with ASC 470, Debt, we recorded a loss on early extinguishment of debt of approximately $1 million to write off debt issuance costs associated with the prepayment of B-1 Term Loans.

7¾%  Senior Notes due 2018

On September 27, 2012, we issued an additional $200 million aggregate principal amount (the “Additional Senior Notes”) of our 7¾% Senior Notes due November 1, 2018 (the “2018 Senior Notes”) under the Indenture, dated as of October 21, 2010 (the “Indenture”), by and among the Company, the guarantors party thereto (“Guarantors”) and Law Debenture Trust Company of New York, as trustee (“Trustee”), as amended on the date of such issuance by a supplemental indenture, dated as of September 27, 2012, by and among the Company, the Guarantors and the Trustee.  The Additional Senior Notes were issued at a premium of 106.25% of face value, resulting in an effective interest rate of 6½%. The Additional Senior Notes form a single class with the 2018 Senior Notes previously issued under the Indenture and have terms that are identical to the previously issued 2018 Senior Notes (as described in our Annual Report on Form 10-K for the fiscal year ended January 28, 2012), except that interest on the Additional Senior Notes accrues from and including May 1, 2012, and the Additional Senior Notes are subject to the Registration Rights Agreement described below.

Pursuant to the Registration Rights Agreement with respect to the Additional Senior Notes, entered into by the Company, the Guarantors and the initial purchasers of the Additional Senior Notes, on September 27, 2012, we agreed that we will use our reasonable best efforts to register with the Securities and Exchange Commission, notes having substantially identical terms as the Additional Senior Notes as part of an offer to exchange freely tradable exchange notes for the Additional Senior Notes (the “Exchange Offer”). We are required to use our reasonable best efforts to cause the Exchange Offer to be completed or, if required, to have a shelf registration statement declared effective, within 360 days after the issue date of the Additional Senior Notes.

If we fail to meet this target (a “Registration Default”), the annual interest rate on the Additional Senior Notes will increase by 0.25%. The annual interest rate on the Additional Senior Notes will increase by an additional 0.25% for each subsequent 90-day period during which the Registration Default continues, up to a maximum additional interest rate of 1.00% per year over the applicable interest rate described above. If the Registration Default is corrected, the applicable interest rate on the Additional Senior Notes will revert to the original level.

In accordance with ASC 470, we recorded $4 million of debt issuance costs that will be amortized as interest expense over the life of the Additional Senior Notes.

13%  Subordinated Discount Notes due 2016

On May 1, 2012, as required pursuant to the indenture (“Subordinated Discount Notes Indenture”) governing our 13% Subordinated Discount Notes due 2016 (“Subordinated Discount Notes”), we redeemed that portion of each Subordinated Discount Note outstanding on such date equal to the amount sufficient, but not in excess of the amount necessary, to ensure that such Subordinated Discount Note will not be an applicable high yield discount obligation (“AHYDO”) within the meaning of Section 163(i)(1) of the Internal Revenue Code of 1986, as amended (the “AHYDO Amount”).  These redemptions were at a price equal to 100% of the Accreted Value (as defined in the Subordinated Discount Notes Indenture) of such portion as of the date of redemption. The aggregate payment of $127 million made on May 1, 2012, was required to ensure the Subordinated Discount Notes would not be AHYDO instruments.

On October 1, 2012, we delivered to the holders of our remaining outstanding Subordinated Discount Notes due 2016 an irrevocable notice of redemption of all of our outstanding Subordinated Discount Notes. Subsequent to the end of the period, on November 1, 2012, we redeemed a portion of the Subordinated Discount Notes equal to the AHYDO Amount at a redemption price equal to 100% and the remaining Subordinated Discount Notes at a redemption price equal to 104.333%.  In accordance with ASC 470, we will record a loss on early extinguishment of debt of approximately $11 million related to the redemption of our Subordinated Discount Notes. The $11million loss is comprised of a $8 million redemption premium and $3 million to write off related debt issuance costs.

Senior Secured Asset-Based Revolving Credit Facility

On September 17, 2012, we entered into a second amended and restated credit agreement (the “Restated Credit Agreement”) to amend various terms of our amended and restated credit agreement, dated as of February 18, 2010. The Restated Credit Agreement, together with related security, guarantee and other agreements, is referred to as the “Restated Revolving Credit Facility”.

The Restated Revolving Credit Facility provides for senior secured financing of up to $650 million, subject to a borrowing base, maturing on September 17, 2017 (the “ABL Maturity Date”). The borrowing base under the Restated Revolving Credit Facility equals the sum of (i) 90% of eligible credit card receivables and debit card receivables, plus (ii) 90% of the appraised net orderly liquidation value of eligible inventory, plus (iii) the lesser of (x) 90% of the appraised net orderly liquidation value of inventory supported by eligible letters of credit and (y) 90% of the face amount of eligible letters of credit supported by eligible letters of credit, minus (iv) certain reserves.

The Restated Revolving Credit Facility provides us with the right to request up to $200 million of additional commitments under the Restated Revolving Credit Facility. The lenders under the Restated Revolving Credit Facility will not be under any obligation to provide any such additional commitments, and any increase in commitments is subject to customary conditions precedent. If we were to request any such additional commitments, and the existing lenders or new lenders were to agree to provide such commitments, the facility size could be increased to up to $850 million, but our ability to borrow under the Restated Revolving Credit Facility would still be limited by the borrowing base.

Borrowings under the Restated Revolving Credit Facility bear interest at a rate per annum equal to, at our option, either (a) a base rate determined by reference to the highest of (1) the prime rate of Wells Fargo, (2) the federal funds effective rate plus 0.50% and (3) a London Interbank Offered Rate(“LIBOR”) subject to certain adjustments plus 1.00% or (b) a LIBOR subject to certain adjustments, in each case plus an applicable margin. The initial applicable margin is (a) 0.75% for prime rate borrowings and 1.75% for LIBOR borrowings. The applicable margin is subject to adjustment each fiscal quarter based on the excess availability under the Restated Revolving Credit Facility. Same-day borrowings bear interest at the base rate plus the applicable margin.

We are required to pay a commitment fee on the unutilized commitments under the Restated Revolving Credit Facility, which initially is 0.375% per annum. The commitment fee is subject to adjustment each fiscal quarter. If average daily excess availability is less than or equal to 50% of the total commitments, the commitment fee will be 0.25% per annum, and if average daily excess availability is greater than 50% of the total commitments, the commitment fee will be 0.375%. In addition, we must pay customary letter of credit fees and agency fees.

If, at any time, the aggregate amount of outstanding loans, unreimbursed letter of credit drawings and undrawn letters of credit under the Restated Revolving Credit Facility exceeds the lesser of (i) the commitment amount and (ii) the borrowing base (the “Loan Cap”), we will be required to repay outstanding loans and cash collateralize letters of credit in an aggregate amount equal to such excess, with no reduction of the commitment amount. If excess availability under the Restated Revolving Credit Facility is less than (i) 12.5% of the Loan Cap, for five consecutive business days, or (ii) $65 million, at any time, or if certain events of default have occurred, we will be required to repay outstanding loans and cash collateralize letters of credit with the cash we are required to deposit daily in a collection account maintained with the agent under the Restated Revolving Credit Facility. Excess availability under the Restated Revolving Credit Facility means the lesser of the Loan Cap minus the outstanding credit extensions. We may voluntarily reduce the unutilized portion of the commitment amount and repay outstanding loans at any time without premium or penalty other than customary breakage costs with respect to LIBOR loans. There is no scheduled amortization under the Restated Revolving Credit Facility; the principal amount of the loans outstanding is due and payable in full on the ABL Maturity Date.

From the time when we have excess availability less than the greater of (a) 10% of the Loan Cap and (b) $50 million, until the time when we have excess availability greater than the greater of (a) 10% of the Loan Cap and (b) $50 million for 30 consecutive days, the Restated Revolving Credit Facility will require us to maintain a consolidated fixed charge coverage ratio of at least 1.0 to 1.0. The Restated Revolving Credit Facility also contains certain customary representations and warranties, affirmative covenants and provisions relating to events of default (including change of control and cross-default to material indebtedness).

In accordance with ASC 470, we recorded a loss on early extinguishment of debt of approximately $2 million to write off debt issuance costs related to the Restated Revolving Credit Facility, with the remaining $7 million of unamortized debt issuance costs being amortized over the revised life. In addition, we recorded $4 million of debt issuance costs associated with the execution of the Restated Revolving Credit Facility that will be amortized as interest expense over the life of the Restated Revolving Credit Facility.

As of October 27, 2012, the borrowing base was $650 million, of which we had no outstanding borrowings, $61 million of outstanding letters of credit, and $589 million of unused borrowing capacity. Subsequent to the end of the period, on November 1, 2012, we borrowed $216 million under our Restated Revolving Credit Facility to fund the redemption of the Subordinated Discount Notes described above as well as other working capital needs, resulting in $373 million of unused borrowing capacity thereunder as of such date.

Note 4. Debt

Our debt consisted of the following for fiscal 2011 and fiscal 2010:

	Interest Rate	Fiscal 2011	Fiscal 2010
		(In millions)
Senior secured term loan	Variable	$1,996	$2,046
Senior notes	7.750%	795	794
Senior subordinated notes	11.375%	393	400
Subordinated discount notes	13.000%	306	427
Asset-based revolving credit facility	Variable	—	—
Other	5.970%	—	1
Total debt		3,490	3,668
Less current portion		127	1
Long-term debt		$3,363	$3,667

We capitalized $133 million of costs, net of write-offs, related to our issuance of various debt instruments. We amortize these deferred financing costs using the straight-line method, which produces results materially consistent with the effective interest method, over the lives of the respective debt agreements (which range from five to ten years) and record the amortization to interest expense. Our expected amortization expense pertaining to the deferred financing costs for each of the next five fiscal years and thereafter is as follows:

	2012	2013	2014	2015	2016	Thereafter
Amortization expense	$16	$16	$10	$9	$6	$2

The aggregate amounts of scheduled maturities of our debt for the next five years and thereafter are as follows:

Fiscal Year (In millions)	Amount
2012	127
2013	501
2014	1
2015	1
2016	2,065
Thereafter	800
Total debt payments	3,495
Less unrealized discount accretion	5
Total debt balance as of January 28, 2012	$3,490

As of January 28, 2012 and January 29, 2011, the weighted average interest rate of the Current portion of our long-term debt was 13.00% and 5.97%, respectively.

Senior Secured Term Loan Facility

On October 31, 2006, we executed a $2.4 billion senior secured term loan facility (the “Senior Secured Term Loan Facility”) with Deutsche Bank A.G. New York Branch, and other lenders. The full amount was borrowed on October 31, 2006, with the balance payable on October 31, 2013.

On August 20, 2009, we amended the Senior Secured Term Loan Facility to permit the issuance or incurrence of indebtedness for the purpose of the repayment of existing term loans under the Senior Secured Term Loan Facility, which new indebtedness could take the form of additional term loans under the Senior Secured Term Loan Facility or secured or unsecured bonds or other loans.

On November 5, 2009, and December 15, 2011, we amended the Senior Secured Term Loan Facility to extend $1.0 billion and $619 million, respectively, of existing term loans (the “B-2 Term Loans” and “B-3 Term Loans”, respectively) to July 31, 2016, with the remaining $501 million of existing term loans (the “B-1 Term Loans” and, together with the B-2 Term Loans and the B-3 Term Loans, the “Term Loans”) keeping the original maturity date of October 31, 2013.

Borrowings under the Senior Secured Term Loan Facility bear interest at a rate per annum equal to, at our option, either (a) a base rate determined by reference to the higher of (1) the prime rate of Deutsche Bank and (2) the federal funds effective rate plus 1/2 of 1% or (b) a London Interbank Offered Rate (“LIBOR”), subject to certain adjustments, in each case plus an applicable margin. The applicable margin is (i) with respect to B-1 Term Loans, 1.25% for base rate borrowings and 2.25% for LIBOR borrowings; and (ii) with respect to B-2 Term Loans and B-3 Term Loans, 3.50% for base rate borrowings and 4.50% for LIBOR borrowings. In addition, the applicable margin is subject to a 0.25% decrease based on our corporate family rating assigned by Moody’s Investors Service, Inc.

The B-2 Term Loans and B-3 Term Loans are subject to a minimum increase in interest rates in connection with any future extensions of term loans to the extent that any such future extension has an increase in effective yield in excess of 0.25% above the effective yield of the B-2 Term Loans or B-3 Term Loans.

In fiscal 2009, we recorded an expense of $3 million related to the amendment extending the B-2 Term Loans in accordance with ASC 470, Debt. We also recorded $1 million in debt issuance costs that is being amortized as interest expense over the life of the B-2 Term Loans. The unamortized debt issuance costs related to the Senior Secured Term Loan Facility were allocated proportionately between the B-1 and B-2 Term Loans. The costs allocated to the B-2 Term Loans are being amortized over the revised life through July 31, 2016.

We recorded an expense of $3 million related to the amendment extending the B-3 Term Loans in accordance with ASC 470. We also recorded $6 million in debt issuance costs that is being amortized as interest expense over the life of the B-3 Term Loans. The unamortized debt issuance costs related to the Senior Secured Term Loan Facility were allocated proportionately between the B-1 and B-3 Term Loans. The costs allocated to the B-3 Term Loans are being amortized over the revised life through July 31, 2016.

The Senior Secured Term Loan Facility requires us to prepay outstanding term loans with (a) 100% of the net proceeds of any debt issued by us or our subsidiaries (with exceptions for certain debt permitted to be incurred under the Senior Secured Term Loan Facility) and (b) 50% (which percentage will be reduced to 25% if our total leverage ratio (as defined in the Senior Secured Term Loan Facility) is less than 6.00:1.00 and will be reduced to 0% if our total leverage ratio is less than 5.00:1.00) of our annual Excess Cash Flow (as defined in the Senior Secured Term Loan Facility). We must also offer to prepay outstanding term loans at 100% of the principal amount to be prepaid, plus accrued and unpaid interest, with the proceeds of certain asset sales or casualty events under certain circumstances. We may voluntarily prepay outstanding loans under the Senior Secured Term Loan Facility at any time without premium or penalty other than customary breakage costs with respect to LIBOR loans.

All obligations under the Senior Secured Term Loan Facility are unconditionally guaranteed by each direct and indirect wholly-owned subsidiary that guarantees the obligations of the Company under the senior secured asset-based Revolving Credit Facility (as defined below). All obligations under the Senior Secured Term Loan Facility, and the guarantees of those obligations, are secured, subject to certain exceptions, by substantially all of our assets and the assets of our material subsidiaries (the “Subsidiary Guarantors”), including:

•                  a first-priority pledge of all of the capital stock held by us (excluding the stock of Michaels of Canada, ULC) and the Subsidiary Guarantors (which pledge, in the case of any foreign subsidiary, is limited to 65% of the voting stock of such foreign subsidiary and 100% of the non-voting stock of such subsidiary)

•                  a first-priority security interest in, and mortgages on, substantially all other tangible and intangible assets of us and each Subsidiary Guarantor, including substantially all of our owned real property and equipment, but excluding, among other things, the collateral described in the following bullet point and

•                  a second-priority security interest in personal property consisting of inventory and related accounts, cash, deposit accounts, all payments received by us or the Subsidiary Guarantors from credit card clearinghouses and processors or otherwise in respect of all credit card charges and debit card charges for sales of inventory by us and the Subsidiary Guarantors, and certain related assets and proceeds of the foregoing

Our total leverage ratio at January 28, 2012 was less than 5.00:1.00, and as a result, there was no required Excess Cash Flow payment for fiscal 2011. However, during fiscal 2011, we made a voluntary prepayment of $50 million. Our voluntary prepayment of $110 million in fiscal 2010 more than offset the fiscal 2010 payment required from our annual Excess Cash Flow. Under the Senior Secured Term Loan Facility, excess cash flow payments and voluntary prepayments serve to reduce future scheduled quarterly principal payments. The voluntary prepayments made in fiscal 2011 and fiscal 2010 effectively satisfied all scheduled quarterly principal payments until maturity of the Term Loans.

The Senior Secured Term Loan Facility contains a number of negative covenants that are substantially similar to, but more restrictive in certain respects than, those governing the Notes (as defined below) as well as certain other customary affirmative and negative covenants and events of default. As of January 28, 2012, we were in compliance with all covenants.

7¾% Senior Notes due 2018

On October 21, 2010, we issued $800 million aggregate principal amount of 7¾% Senior Notes that mature on November 1, 2018 (the “2018 Senior Notes”) at a discounted price of 99.262% of face value, resulting in an effective interest rate of 7 7/8%. Interest is payable semi-annually in arrears on each May 1 and November 1, commencing on May 1, 2011. The 2018 Senior Notes are guaranteed, jointly and severally, fully and unconditionally, on an unsecured senior basis, by each of our subsidiaries that guarantee indebtedness under our senior secured asset-based Revolving Credit Facility and Senior Secured Term Loan Facility (the “Senior Secured Credit Facilities”).

In connection with the issuance of the 2018 Senior Notes, we entered into a registration rights agreement. Under the terms of the registration rights agreement, we were required to file, and did initially file on April 28, 2011, an exchange offer registration statement, as amended (the “Exchange Offer Registration Statement”), enabling holders to exchange the 2018 Senior Notes for registered notes with terms identical in all material respects to the terms of the 2018 Senior Notes, except the registered notes would be freely tradable. We also agreed to use our reasonable best efforts to have the Exchange Offer Registration Statement declared effective by the Securities and Exchange Commission (the “SEC”) no later than 360 days after the date of the issuance of the 2018 Senior Notes. On June 20, 2011, the Exchange Offer Registration Statement was declared effective by the SEC. We completed the exchange offer on August 1, 2011.

The 2018 Senior Notes and the guarantees thereof are our and the guarantors’ unsecured senior obligations and (i) rank senior in right of payment to all of our and the guarantors’ existing and future debt and other obligations that are, by their terms, expressly subordinated in right of payment to the 2018 Senior Notes (including the Senior Subordinated Notes and the Subordinated Discount Notes, as defined and described below); (ii) rank equally in right of payment to all of our and the guarantors’ existing and future debt and other obligations that are not, by their terms, expressly subordinated in right of payment to the 2018 Senior Notes; (iii) are effectively subordinated in right of payment to all of our and the guarantors’ existing and future secured debt (including obligations under the Senior Secured Credit Facilities), to the extent of the value of the assets securing such debt; and (iv) are structurally subordinated to all obligations of our subsidiaries that are not guarantors of the 2018 Senior Notes.

At any time prior to November 1, 2014, we may redeem all or a part of the 2018 Senior Notes at a redemption price equal to 100% of the principal amount of the 2018 Senior Notes redeemed plus the Applicable Premium (as defined in the indenture governing the 2018 Senior Notes (the “2018 Senior Indenture”)) and accrued and unpaid interest and Additional Interest (as defined in the 2018 Senior Indenture), if any, to the date of redemption, subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date. On and after November 1, 2014, the Company may redeem the 2018 Senior Notes, in whole or in part, upon notice, at the redemption prices (expressed as percentages of principal amount of the 2018 Senior Notes to be redeemed) set forth below, plus accrued and unpaid interest thereon and Additional Interest, if any, to the applicable date of redemption if redeemed during the twelve-month period beginning on November 1 of each of the years indicated below:

Year	Percentage
2014	103.875%
2015	101.938%
2016 and thereafter	100.000%

In addition, until November 1, 2013, we may, at our option, on one or more occasions redeem up to 35% of the aggregate principal amount of the 2018 Senior Notes (including the aggregate principal amount of the 2018 Senior Notes issued after the issue date) at a redemption price equal to 107.750% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon and Additional Interest, if any, to the applicable date of redemption, subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date, with the net cash proceeds of one or more Equity Offerings (as defined in the 2018 Senior Indenture); provided that at least 50% of the sum of the aggregate principal amount of the 2018 Senior Notes originally issued under the 2018 Senior Indenture and any 2018 Senior Notes that are issued under the 2018 Senior Indenture after the issue date remains outstanding immediately after the occurrence of each such redemption; and provided further that each such redemption occurs within 90 days of the date of closing of each such Equity Offering.

Upon a change in control we are required to offer to purchase all of the 2018 Senior Notes at a price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest.

The 2018 Senior Indenture contains covenants limiting, among other things, the Company’s ability and the ability of the Company’s restricted subsidiaries to:

•                  incur additional debt

•                  pay dividends or distributions on the Company’s capital stock or repurchase the Company’s capital stock

•                  issue stock of subsidiaries

•                  make certain investments

•                  create liens on the Company’s assets to secure debt

•                  enter into transactions with affiliates

•                  merge or consolidate with another company and

•                  sell or otherwise transfer assets

The 2018 Senior Indenture also provides for events of default, which, if certain of them occur, would permit the trustee under the 2018 Senior Indenture or holders of at least 25% in principal amount of the then outstanding 2018 Senior Notes to declare the principal, premium, if any, interest and any other monetary obligations on all the then outstanding 2018 Senior Notes to be due and payable immediately.

In accordance with ASC 470, we are amortizing$15 million in debt issuance costs as interest expense over the life of the 2018 Senior Notes.

11 3/8% Senior Subordinated Notes due 2016

On October 31, 2006, we issued $400 million in principal amount of 11 3/8% Senior Subordinated Notes due November 1, 2016 (the “Senior Subordinated Notes”). Interest is payable semi-annually in arrears on each May 1 and November 1, commencing on May 1, 2007. The Senior Subordinated Notes are guaranteed, jointly and severally, fully and unconditionally, on an unsecured senior subordinated basis, by each of our subsidiaries that guarantee indebtedness under our Senior Secured Credit Facilities.

The Senior Subordinated Notes and the guarantees thereof are our and the guarantors’ unsecured senior subordinated obligations and (i) are subordinated in right of payment to all of our and the guarantors’ existing and future senior debt, including the Senior Secured Credit Facilities and the 2018 Senior Notes; (ii) rank equally in right of payment to all of our and the guarantors’ future senior subordinated debt; (iii) are effectively subordinated to all of our and the guarantors’ existing and future secured debt (including the Senior Secured Credit Facilities) to the extent of the value of the assets securing such debt; and (iv) rank senior in right of payment to all of our and the guarantors’ existing and future debt and other obligations that are, by their terms, expressly subordinated in right of payment to the Senior Subordinated Notes, including the Subordinated Discount Notes.

During fiscal 2011, we completed open market repurchases of our outstanding Senior Subordinated Notes totaling $7 million. Pursuant to the terms of the repurchases, we agreed to pay the holders of the Senior Subordinated Notes face value plus a purchase premium. In accordance with ASC 470, we recorded a loss related to the early extinguishment of the repurchased Senior Subordinated Notes, which was immaterial to the Consolidated Financial Statements

On and after November 1, 2011, we may redeem all or part of the Senior Subordinated Notes, upon notice, at the redemption prices (expressed as percentages of principal amount of the Senior Subordinated Notes to be redeemed) set forth below, plus accrued and unpaid interest thereon to the applicable date of redemption if redeemed during the twelve-month period beginning on November 1 of each of the years indicated below:

Year	Percentage
2011	105.688%
2012	103.792%
2013	101.896%
2014 and thereafter	100.000%

Upon a change in control, we are required to offer to purchase all of the Senior Subordinated Notes at a price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest. The indenture governing the Senior Subordinated Notes contains restrictive covenants and events of default substantially similar to those of the 2018 Senior Notes described above.

13% Subordinated Discount Notes due 2016

On October 31, 2006, we issued $469 million in principal amount at maturity of 13% Subordinated Discount Notes due on November 1, 2016 (“the Subordinated Discount Notes” and together with the 2018 Senior Notes and the Senior Subordinated Notes, the “Notes”). No cash interest was payable on the Subordinated Discount Notes prior to November 1, 2011. Beginning on November 1, 2011, cash interest accrues and is payable semi-annually in arrears on each May 1 and November 1 (the first cash interest payment date is May 1, 2012). The Subordinated Discount Notes are guaranteed, jointly and severally, fully and unconditionally, on an unsecured subordinated basis, by each of our subsidiaries that guarantee indebtedness under our Senior Secured Credit Facilities.

The Subordinated Discount Notes and the guarantees thereof are our and the guarantors’ unsecured subordinated obligations and (i) are subordinated in right of payment to all of our and the guarantors’ existing and future senior debt (including the Senior Secured Credit Facilities, the 2018 Senior Notes and the Senior Subordinated Notes); and (ii) are effectively subordinated to all of our and the guarantors’ secured debt (including the Senior Secured Credit Facilities) to the extent of the value of the assets securing such debt.

During fiscal 2011, we completed open market repurchases of our outstanding Subordinated Discount Notes totaling $163 million face value, or $155 million accreted value. Pursuant to the terms of the repurchases, we agreed to pay the holders of the Subordinated Discount Notes face value plus a purchase premium.

In accordance with ASC 470, we recorded a loss of $18 million during fiscal 2011 related to the early extinguishment of the repurchased Subordinated Discount Notes. The $18 million loss is comprised of $11 million to recognize the unrealized interest accretion and the write off of related debt issuance costs, as well as $7 million in purchase premiums.

On and after November 1, 2011, we may redeem all or part of the Subordinated Discount Notes, upon notice, at the redemption prices (expressed as percentages of Accreted Value (as defined in the indenture governing the Subordinated Discount Notes) of the Subordinated Discount Notes to be redeemed) set forth below, plus accrued and unpaid interest thereon (to the extent not already included in Accreted Value) as of the applicable date of redemption (if redeemed during the twelve-month period beginning on November 1 of each of the years indicated below:

Year	Percentage
2011	106.500%
2012	104.333%
2013	102.167%
2014 and thereafter	100.000%

On May 1, 2012, and, if necessary, any interest payment date thereafter prior to the maturity date of the Subordinated Discount Notes, we are required to redeem a portion of each Subordinated Discount Note outstanding on such date equal to an amount sufficient, but not in excess of the amount necessary, to ensure that such Subordinated Discount Note will not be an applicable high yield discount obligation (“AHYDO”) within the meaning of Section 163(i)(1) of the Internal Revenue Code of 1986, as amended. These redemptions are to be at a price equal to 100% of the Accreted Value of such portion as of the date of redemption. As of January 28, 2012, the aggregate payment required to ensure the Subordinated Discount Notes will not be AHYDO instruments was $127 million and is classified as Current portion of long-term debt on the Consolidated Balance Sheets.

Upon a change in control, we are required to offer to purchase all of the Subordinated Discount Notes at a price in cash equal to 101% of the Accreted Value, plus accrued and unpaid interest. The Subordinated Discount indenture contains restrictive covenants and events of default substantially similar to those of the 2018 Senior Notes described above.

Asset-based Revolving Credit Facility

On February 18, 2010, we entered into an agreement to amend and restate various terms of the then existing asset-based Revolving Credit Facility, dated as of October 31, 2006 (as amended and restated, the “senior secured asset- based Revolving Credit Facility”). The senior secured asset-based Revolving Credit Facility provides an aggregate amount of $850 million in commitments, which are scheduled to terminate on the earlier of April 15, 2014, or 45 days prior to the maturity date of any class of term loans in our Senior Secured Term Loan Facility (the “ABL Maturity Date”). On April 8, 2011, the Company elected to permanently terminate $50 million in commitments under a last out tranche.

The borrowing base under the senior secured asset-based Revolving Credit Facility equals the sum of (i) 90% of eligible credit card receivables and debit card receivables; (ii) between 85% and 87.5% of the appraised net orderly liquidation value of eligible inventory and of eligible letters of credit; and (iii) a percentage of eligible in-transit inventory, less certain reserves.

Borrowings under the senior secured asset-based Revolving Credit Facility bear interest at a rate per annum equal to, at our option, either (a) a base rate determined by reference to the highest of (1) the prime rate of Bank of America, N.A., (2) the federal funds effective rate plus 0.50% and (3) a LIBOR rate subject to certain adjustments plus 1.00% or (b) a LIBOR rate subject to certain adjustments, in each case plus an applicable margin. The initial applicable margin is 2.50% for base rate borrowings and 3.50% for LIBOR borrowings. The applicable margin is subject to adjustment each fiscal quarter based on the excess availability under the senior secured asset-based Revolving Credit Facility. Same-day borrowings bear interest at a rate per annum equal to a base rate determined by reference to the highest of (a) the prime rate of Bank of America, N.A., (b) the federal funds effective rate plus 0.50% and (c) a LIBOR rate subject to certain adjustments plus 1.00%, in each case, plus an applicable margin. The initial applicable margin with respect to same-day borrowings is 2.50%.

We are required to pay a commitment fee of 0.625% per annum on the unutilized commitments under the senior secured asset-based Revolving Credit Facility. We must also pay customary letter of credit fees and agency fees.

If, at any time, the aggregate amount of outstanding loans, unreimbursed letter of credit drawings and undrawn letters of credit under the senior secured asset-based Revolving Credit Facility exceeds the lesser of (i) the commitment amount and (ii) the borrowing base, we will be required to repay outstanding loans and cash collateralize letters of credit in an aggregate amount equal to such excess, with no reduction of the commitment amount. If the amount available under the senior secured asset-based Revolving Credit Facility is less than $75 million at any time, or for five consecutive business days is less than the greater of $100 million or 15% of the lesser of the (i) then borrowing base and (ii) Revolving Credit Ceiling (as defined below), or if certain events of default have occurred, we will be required to repay outstanding loans and cash collateralize letters of credit with the cash we are required to deposit daily in a collection account maintained with the agent under the senior secured asset-based Revolving Credit Facility. We may voluntarily reduce the unutilized portion of the commitment amount and repay outstanding loans at any time without premium or penalty other than customary breakage costs with respect to LIBOR loans. There is no scheduled amortization under the senior secured asset-based Revolving Credit Facility; the principal amount of the loans outstanding is due and payable in full on the ABL Maturity Date.

We must not permit excess availability at any time to be less than the greater of (a) $75 million and (b) 10% of the lesser of (1) the then borrowing base under the senior secured asset-based Revolving Credit Facility or (2) $850 million (as reduced or increased in accordance with the terms of the senior secured asset-based Revolving Credit Facility, the “Revolving Credit Ceiling”). Excess availability under the senior secured asset-based Revolving Credit Facility means the lesser of (a) the Revolving Credit Ceiling minus the outstanding credit extensions and (b) the then borrowing base minus the outstanding credit extensions.

All obligations under the senior secured asset-based Revolving Credit Facility are unconditionally guaranteed, jointly and severally, fully and unconditionally, by all of our existing material subsidiaries and are required to be guaranteed by certain of our future domestic wholly-owned material subsidiaries. All obligations under the senior secured asset-based Revolving Credit Facility, and the guarantees of those obligations, are secured, subject to certain exceptions, by substantially all of our assets and the assets of the Subsidiary Guarantors, including:

•                  a first-priority security interest in personal property consisting of inventory and related accounts, cash, deposit accounts, all payments received by us or the Subsidiary Guarantors from credit card clearinghouses and processors or otherwise in respect of all credit card charges and debit card charges for sales of inventory by us and the Subsidiary Guarantors, and certain related assets and proceeds of the foregoing

•                  a second-priority pledge of all of the Capital Stock held by us (excluding the stock of Michaels of Canada, ULC) and our Subsidiary Guarantors (which pledge, in the case of the capital stock of any foreign subsidiary, is limited to 65% of the voting stock of such foreign subsidiary and 100% of the non-voting stock of such subsidiary) and

•                  a second-priority security interest in, and mortgages on, substantially all other tangible and intangible assets of us and each Subsidiary Guarantor, including substantially all of our owned real property and equipment

Although the senior secured asset-based Revolving Credit Facility does not require us to comply with any financial ratio maintenance covenants, it does contain a number of covenants that, among other things and subject to certain exceptions, restrict the Company’s ability and the ability of its subsidiaries to:

•                  incur additional indebtedness

•                  pay dividends on the Company’s capital stock or redeem, repurchase or retire the Company’s capital stock or its other indebtedness

•                  make investments, loans, advances and acquisitions

•                  create restrictions on the payment of dividends or other amounts to the Company from its restricted subsidiaries

•                  engage in transactions with affiliates of the Company

•                  sell assets, including capital stock of the Company’s subsidiaries

•                  consolidate or merge and

•                  create liens

The covenants limiting dividends and other restricted payments; investments, loans, advances and acquisitions; and prepayments or redemptions of indebtedness, each permit the restricted actions in an unlimited amount, subject to the satisfaction of certain payment conditions, principally that we must meet certain specified excess availability requirements and minimum consolidated fixed charge coverage ratios, to be tested on a pro forma and 12 month projected basis. Adjusted EBITDA is used in the calculation of the consolidated fixed charge coverage ratios. The senior secured asset-based Revolving Credit Facility also contains certain customary affirmative covenants and events of default.

In the first quarter of fiscal 2010, we recorded $19 million in debt issuance costs related to the amendment to the asset-based Revolving Credit Facility that is being amortized as interest expense over the life of the senior secured asset-based Revolving Credit Facility in accordance with ASC 470. In addition, we are amortizing $5 million of the unamortized debt issuance costs related to the senior secured asset-based Revolving Credit Facility over the revised life.

As of January 28, 2012 and January 29, 2011, the borrowing base was $670 million and $653 million, respectively, of which we had availability of $615 million and $604 million, respectively. Borrowing capacity is available for letters of credit and borrowings on same-day notice. Outstanding letters of credit as of January 28, 2012 totaled $67 million, of which $55 million relate to standby letters of credit.

10% Senior Notes due 2014

On October 6, 2010, we commenced a tender offer and consent solicitation related to our 10% Senior Notes due 2014 (“2014 Senior Notes”). Pursuant to the consent solicitation, we received tenders and consents from the holders of $658,593,000, or approximately 87.81%, of the 2014 Senior Notes before the consent payment deadline, October 20, 2010, at 5:00 p.m. Eastern time (the “Consent Date”). The consents received exceeded the number needed to approve the proposed amendments to the indenture governing the 2014 Senior Notes (the “2014 Senior Indenture”). The amendments to the 2014 Senior Indenture eliminated substantially all of the affirmative and restrictive covenants contained in the 2014 Senior Indenture and the 2014 Senior Notes (other than, among other covenants, the covenant to pay interest and premium, if any, on, and principal of, the 2014 Senior Notes when due) and certain events of default, and modified or eliminated certain other provisions contained in the 2014 Senior Indenture and the 2014 Senior Notes.

Pursuant to the terms of the tender offer, we accepted for payment all 2014 Senior Notes tendered on or prior to the Consent Date, and holders who tendered such 2014 Senior Notes received $1,055.00 per $1,000 in principal amount of the 2014 Senior Notes validly tendered. On October 21, 2010, we also (i) instructed the trustee under the 2014 Senior Indenture (the “2014 Senior Notes Trustee”) to deliver a notice of redemption to the holders of the remaining outstanding 2014 Senior Notes and (ii) deposited cash with the 2014 Senior Notes Trustee to satisfy and discharge the 2014 Senior Indenture and to fund the redemption of the remaining outstanding 2014 Senior Notes at a price equal to 105% plus the payment of accrued interest through the date of redemption, November 22, 2010. As a result, the 2014 Senior Indenture was discharged.

In accordance with ASC 470 we recorded a loss of $53 million related to the early extinguishment of our 2014 Senior Notes. The $53 million loss is comprised of $41 million tender and call premiums and the write-off of $12 million for the remaining unamortized debt issuance costs.